   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 15, 1996


                                                      REGISTRATION NO. 333-14459
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ------------------

                                AMENDMENT NO. 2

                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                               ------------------
                         HOUSEHOLD FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                        (State or other jurisdiction of
                         incorporation or organization)

                                   36-1239445
                                (I.R.S. Employer
                              Identification No.)

                               2700 Sanders Road
                        Prospect Heights, Illinois 60070
                                 (847) 564-5000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              John W. Blenke, Esq.
                        Vice President -- Corporate Law
                         Household International, Inc.
                               2700 Sanders Road
                        Prospect Heights, Illinois 60070
                                 (847) 564-6150
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                With a copy to:
                               (Agents' Counsel)
                             Scott N. Gierke, Esq.
                            McDermott, Will & Emery
                             227 West Monroe Street
                            Chicago, Illinois 60606
                                 (312) 984-7521

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: From time to time after the effective date of this Registration Statement as determined by market conditions.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                               ------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A) MAY DETERMINE.
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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS.


           1*       Form of Distribution Agreement.
           4(a)*    Standard Multiple-Series Indenture Provisions for Senior Debt Securities
                    dated as of June 1, 1992.
           4(b)*    Indenture dated as of December 1, 1993 for Senior Debt Securities between
                    HFC and The Chase Manhattan Bank (National Association), as Trustee.
           4(c)*    Forms of Warrant Agreement.
           5*       Opinion and Consent of Mr. J. W. Blenke, Vice President -- Corporate Law
                    of Household International, Inc.
           8*       Opinion and Consent of Sidley & Austin, re: tax matters.
          12        Statement on the Computation of Ratio Earnings to Fixed Charges.
                    (Incorporated herein by reference from Exhibit 12 to HFC's Annual Report on Form 10-K (File No. I-75) for the fiscal year ended December 31, 1995 and from Exhibit 12 to HFC's Quarterly Report on Form 10-Q for the
                    quarter ended September 30, 1996).
          23(a)     Consent of Arthur Andersen LLP, Certified Public Accountants.
          23(b)*    Consent of Mr. J. W. Blenke, Vice President -- Corporate Law of Household
                    International, Inc., is contained in his opinion (Exhibit 5).
          23(c)*    Consent of Sidley & Austin is contained in their opinion (Exhibit 8).
          24*       Power of Attorney.
          25*       Statement of eligibility of The Chase Manhattan Bank (National
                    Association).


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* Previously filed.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO ITS REGISTRATION STATEMENT ON FORM S-3 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF PROSPECT HEIGHTS, AND STATE OF ILLINOIS, ON THE 15TH DAY OF NOVEMBER, 1996.


                                            HOUSEHOLD FINANCE CORPORATION

                                            By     /s/  J. W. BLENKE
                                            ------------------------------------
                                                        J. W. Blenke
                                                Vice President and Assistant
                                                         Secretary


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT ON FORM S-3 HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 15TH DAY OF NOVEMBER, 1996.


                  SIGNATURE                                         TITLE
---------------------------------------------   ----------------------------------------------
                        *                       President and Chief Executive Officer,
---------------------------------------------     Director
               (R. F. Elliott)

                        *                       Vice President--Chief Financial Officer and
---------------------------------------------     Chief Accounting Officer, Director
             (D. A. Schoenholz)

                        *                       Director
---------------------------------------------
              (W. F. Aldinger)

                        *                       Director
---------------------------------------------
                (G. O. Fick)

          *By: /s/  J. W. BLENKE
---------------------------------------------
               (J. W. Blenke)
              Attorney-in-fact

                                 EXHIBIT INDEX


                                                                                    SEQUENTIAL
EXHIBIT                                                                                PAGE
NUMBER                               DOCUMENT DESCRIPTION                             NUMBER
------     ------------------------------------------------------------------------------------
 1*        Form of Distribution Agreement.
 4(a)*     Standard Multiple-Series Indenture Provisions for Senior Debt Securities
           dated as of June 1, 1992.
 4(b)*     Indenture dated as of December 1, 1993 for Senior Debt Securities between
           HFC and The Chase Manhattan Bank (National Association), as Trustee.
 4(c)*     Forms of Warrant Agreement.
 5*        Opinion and Consent of Mr. J. W. Blenke, Vice President -- Corporate Law
           of Household International, Inc.
 8*        Opinion and Consent of Sidley & Austin, re: tax matters.
12         Statement on the Computation of Ratio Earnings to Fixed Charges.
           (Incorporated herein by reference from Exhibit 12 to HFC's Annual Report on Form 10-K (File No. I-75) for the fiscal year ended December 31, 1995 and from Exhibit 12 to HFC's Quarterly Report on Form 10-Q for the
           quarter ended September 30, 1996).
23(a)      Consent of Arthur Andersen LLP, Certified Public Accountants.
23(b)*     Consent of Mr. J. W. Blenke, Vice President -- Corporate Law of Household
           International, Inc., is contained in his opinion (Exhibit 5).
23(c)*     Consent of Sidley & Austin is contained in their opinion (Exhibit 8).
24*        Power of Attorney.
25*        Statement of eligibility of The Chase Manhattan Bank (National
           Association).


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* Previously filed.